UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 11, 2005

                                   CACHE INC.
                  --------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       FLORIDA                       0 -10345                  59 -1588181
  -------------------        ------------------------        ---------------
  (STATE OR OTHER            (COMMISSION FILE NUMBER)        (IRS EMPLOYER
   JURISDICTION OF                                            IDENTIFICATION
   INCORPORATION)                                             NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                     ---------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                  REGISTRANT'S TELEPHONE NUMBER: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

       ITEM 2.01   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       On February 15, 2005, we issued a press release announcing our financial results for the fourteen and fifty-three week periods ended January 1, 2005. The release is furnished as Exhibit 99.1 hereto. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

       ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       On February 11, 2005, KPMG LLP ("KPMG") notified Cache, Inc. (the "Company") that it will decline to stand for re-appointment as the Company's independent registered accountants for fiscal 2005 and will cease to represent the Company as its auditor upon completion of the audit of the Company's financial statements as of and for the year ended January 1, 2005 (fiscal 2004), and management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of January 1, 2005, and the issuance of their reports thereon. KPMG performed audits of the Company's consolidated financial statements for the fiscal years ended December 27, 2003 (fiscal 2003) and December 28, 2002 (fiscal
2002). KPMG's reports for these periods did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       During the two most recent fiscal years and the interim period through the date of this disclosure, (i) there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

       The Company has requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of this letter, dated February 14, 2005 is attached as Exhibit 16.1 to this Form 8-K.

       The Company's audit committee has commenced a search for a new independent public accountant but has not yet engaged such a firm.

       ITEM 9.01   EXHIBITS

16.1 Letter from KPMG LLP to the U.S. Securities and Exchange Commission, dated as of February 14, 2005, stating its agreement with the statements made in this report.

99.1     Press Release issued by Cache, Inc., dated February 15, 2005.



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                                   SIGNATURES



         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


         DATED: FEBRUARY 15, 2005           CACHE, INC.


                                            BY: /s/ Brian Woolf
                                            ------------------------------------
                                            BRIAN WOOLF
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER